UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-03758

MATRIX ADVISORS VALUE FUND, INC.
(Exact name of registrant as specified in charter)

747 Third Avenue, 31st Floor, New York, NY 10017
(Address of principal executive offices) (Zip code)

David A. Katz
747 Third Avenue, 31st Floor
New York, NY  10017
(Name and address of agent for service)

1(800) 366-6223
Registrant's telephone number, including area code

Copies to:

Carol Gehl
Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, WI 53202

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2009

Item 1. Reports to Stockholders.
MATRIX ADVISORS
VALUE FUND, INC.

July 31, 2009

Dear Fellow Shareholder,

The Fund had a very a strong quarter, one of the better ones in its history, as it rose by +22.10%, compared to an increase in the S&P 500 Index of +15.93% over the same three month period ending June 30, 2009. It was the last quarter in the Fund’s tumultuous and very challenging fiscal year, which ended with the Fund declining by -26.72% compared to a decline in the S&P 500 Index for the 12 month period ending June 30, 2009 of -26.21%. For the six months of 2009 ending June 30, the Fund gained +10.83% versus a +3.16% increase for the S&P 500 Index over the same period.

Disclosure Note:

For your information, for the period ended June 30, 2009, the Fund’s average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors’ involvement with the Fund were -26.72%, -4.05%, 2.01%, and 5.60% respectively. For the same periods the returns for the S&P 500 Index were -26.21%, -2.24%, -2.22% and 4.19%.

Gross Expense Ratio:     1.33%
Net Expense Ratio:         1.10%*
_______
* The Advisor has contractually agreed to reimburse expenses for an indefinite period. In addition, the Advisor will voluntarily reimburse the Fund for expenses in excess of 0.99%, not including acquired fund fees and expenses.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsvaluefund.com. The funds impose a 1.00% redemption fee on shares held for 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

The Fund, like the overall stock market, has had rather volatile movement during the past 12 months. Happily, it appears that much of the negativity and fear that led to so much of that volatility has been moving out of the market.

We encourage you to read the market commentary that follows for more perspective as to recent market moves and our belief as to where we might be headed. In it we look at some key attributes of the stock market, including the recent performance relationship between stocks and bonds – which is dramatically different from the norm – as guides to an assessment of the stock market’s future potential prospects.

MATRIX ADVISORS
VALUE FUND, INC.

As shareholders ourselves, we at Matrix have felt quite directly the frustration and pain of the past 12 months.  However, we are also very strong believers in what we do and in the possibilities for success going forward. We especially are encouraged by the fact that the Fund has had a strong relative track record over the longer haul, with the Fund having produced an annual gain of +2.01% for the 10 year period ending June 30, 2009, versus a decline of -2.22% for the S&P 500 Index over the same period.

We appreciate your patience and support, and are confident that the trust you have placed in us should be rewarded.

Best regards.
Sincerely,

David A. Katz, CFA
Fund Manager

____________
Past performance is not a guarantee of future results.

Please refer to the Schedule of Investments in this report for details on fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies which involves additional risks such as limited liquidity and greater volatility

The Matrix Advisors Value Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
VALUE FUND, INC.

	Average Annualized Total Return Periods Ended June 30, 2009
	One Year	Five Years	Ten Years
Matrix Advisors Value Fund, Inc.	-26.72%	-4.05%	2.01%

S&P 500 Index*	-26.21%	-2.24%	-2.22%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.matrixadvisorsvaluefund.com. The Fund imposes a redemption fee of 1.00% on shares held for 60 days or less. The performance cited above does not reflect this redemption fee; if deducted the total returns would be reduced. Performance figures reflect fee waiver in effect and in the absence of fee waivers, total returns would be lower.
__________________
* The S&P 500 is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The index does not incur expenses and is not available for investment.

MATRIX ADVISORS
VALUE FUND, INC.

Capital Markets Commentary and
2009 Annual Report

“And now for something completely different . . .”
– Monty Python

For the first time in the recent history of the stock market, something “completely different” was actually something quite good.

For the quarter ending June 30, 2009, the Fund significantly outperformed the S&P 500 Index, gaining +22.10% versus a rise in the Index of +15.93%. For the calendar year to date ending June 30, 2009, the Fund had a gain of +10.83% versus a year to date gain of +3.16% for the S&P 500. Thanks to the strength of the most recent quarter, the Fund was able to reverse some of its very substantial declines earlier in the fiscal year.

Annual Review

The most recent fiscal year was very challenging for the Fund. The year included one of the steepest and most sudden declines the stock market, as measured by the S&P 500 Index, had experienced since World War II, indeed, since the Great Depression of the 1930’s.

The stock market contended with the specter of financial system implosion following the demise of Lehman Brothers in September of 2008. This fear, in turn, led to tremendous concerns about the viability of individual financial institutions. These concerns were so intense that investors fretted as to whether the economy might actually be on the precipice of a Depression.

Fortunately, in early March, reassuring signs as to the health of the financial system and of individual financial institutions helped power a strong market recovery, as investors discounted possible worst case scenarios. This rally continued through the second quarter of 2009. While the most recent quarter certainly helped to trim declines, it was still a very poor year for almost every part of the stock market.

For the 12 months ending June 30, 2009, the Fund had a decline of -26.72% versus a comparable decline in the S&P 500 Index of -26.21%.

Quarterly Review

The stock market in the second quarter followed through on the rally that began in March, and staged a bracing recovery that was led by its previous laggards. It was a classic situation of the last being first in which investors favorably reappraised the prospects of companies previously feared to be in extremis.

As well as the overall stock market performed, the Matrix Advisors Value Fund performed better. Thanks to the recovery of previously beaten down sectors, as well as the near term success of many new portfolio purchases, the Fund had a sharp recovery.

MATRIX ADVISORS
VALUE FUND, INC.

The story of the second quarter is consistent with the strategy of the Fund over the years, in which the Fund seeks to generate significant outperformance in markets undergoing tectonic transformations.

While it is still too early to forecast a longer term market performance trajectory based on only the second quarter, we believe there are some valid extrapolations that can be made.

These extrapolations, more aptly lessons in investing, will be further explored in the Ideas About Investing that follows this commentary. But they focus heavily on the issues of the market’s counter-intuitive nature and the various ways to interpret and to navigate through a volatile market environment. We urge you to read on.

While as mentioned, we are loath to become longer term seers of market performance, we are fond of consulting stock market history as a guide to what might be in store for us going forward. Market history has been deemed irrelevant in recent times, as the severity of the Recession has revived the credo of “This time it’s different.”

However, the intensity of the market rally that began in early March is very much consistent with the pattern of steep positive reactions following similarly steep declines. While there are still many who see this as a “headfake” or a bear market rally, we believe it to be the beginning of a more sustained market recovery.

Succinctly, we believe that the rally to date has been based on removing the worst possible scenarios – Depression and a financial system meltdown – from market consideration. In our view, there is still the very real opportunity for markets to move upward based on increasing evidence of actual economic stabilization and improvement.  Furthermore, we believe that stocks are still attractively priced on a normalized basis, meaning not based on current depressed earnings.

The stock market has a long way to go to get back to 2007 levels. But the second quarter was a solid start in that effort and a resounding affirmation that following extensive pain, markets can and do move upwards quickly and dramatically.

Fund Performance

Not surprisingly, all the Fund’s sectors and almost all of its individual holdings enjoyed positive performance.  However, it was definitely a quarter of role reversals, as previously depressed sectors such as Old Economy, technology and financial stocks, sprang back dramatically.

Conversely, the previously more defensive and protective sectors, such as healthcare fared relatively anemically.

By virtue of their large portfolio weighting and the strength of their performance, the Fund’s Old Economy stocks, an amalgam of industrial, media and consumer-related industries, were the biggest contributors to positive performance this past quarter. These were led by an extremely strong Johnson Controls, as well as by Alcoa, McGraw Hill, Monster Worldwide and Tyco International.

The largest sector, technology, was also a very significant driver of quarterly gains. All of our technology stocks had gains, but conspicuously strong results were posted by Dell, Ebay, Microsoft and Tyco Electronics.

Financials, the sector that has been most visibly pummeled over the past nine months, also had a very strong recovery last quarter, led by a dramatically resurgent Bank of America and American Express. Here too, all holdings were positive performers and, other than a modestly positive Bank of New York (which had been a very protective financial stock in the recent maelstrom), all gained in excess of +25% during the quarter.

MATRIX ADVISORS
VALUE FUND, INC.

In a more normative quarter the gains produced by retail, energy and healthcare stocks would have been commendable; however, this past quarter they were lackluster by comparison with the portfolio leaders.

We were pleased to see that the newer stocks that the Fund had acquired during the depths of market negativity were among our most powerful gainers. These included the aforementioned Johnson Controls, Corning, Deere, Walt Disney and Western Union.

During the quarter the Fund began new positions in Procter & Gamble and Zimmer, and at the very end of the quarter started buying Genzyme. We completed the Fund’s sale of Omnicom during the quarter, and at quarter end began to scale back on Comcast as a source of funds for more near term timely situations.

The Fund ended its fiscal year with a significant realized net capital loss. Based on this fact, we believe that the Fund should not have to declare a capital gain for the fiscal year that has just been completed.

Finally, it has been pointed out in many places, including here, that stocks have had a truly miserable 10 year stretch, both absolutely and relative to bonds. Our friends, the research experts at Leuthold & Co., have shown that as of the end of the first quarter of 2009, stock performance relative to bonds was close to a historic all time low for periods stretching back as long as 40 years!

To their way of thinking, and to ours, this means the great likelihood that stocks should significantly outperform bonds (much as they did this past quarter) going forward.

Of particular interest is Leuthold’s follow up finding that in the wake of similar long term stretches of extreme underperformance, stocks have rebounded dramatically for the next one, three, five and even 10 year periods. Such performance snapbacks replicate the oft-repeated pattern in which very bad periods have been followed immediately by very good ones.

While stocks have been a source of much pain, ironically they are, to our way of thinking, an indispensable component in restoring investors’ financial health. We are optimistic that stocks should continue to gain back their losses, and that their recovery back to earlier high periods should possibly take place much quicker than many investors expect.

*              *             *

As we typically do, we will focus in the Fund’s year end installment of Ideas About Investing on the lessons to be learned from 2008, and to be applied in 2009. We urge you to continue reading.

As we discussed briefly above, this quarter’s Ideas About Investing focuses on some areas of perspective to be gained from looking at the second quarter, especially in the context of the three quarters that preceded it. We hope that you find it informative.

Despite the seemingly daily downpours, there is no shortage of excitement for the advent of the summer. Beaches, boats, barbecues all come to mind, as Mother Nature tells us it’s okay to relax a little bit. We trust and hope that no matter how you choose to spend it, this summer is one of enjoyment for you and your families.

Best regards.

MATRIX ADVISORS
VALUE FUND, INC.

Ideas About Investing
A Quarterly Quest for Investment Enlightenment

The bad news is that the stock market has been terrible. The good news (going forward) is that the stock market has been terrible.

The statement above is not meant to be some esoterica that can only be unraveled by a trip to the Himalayas.  Rather, it is meant to capture the very counterintuitive essence of stock market investing.

This essence can be summed up by the recognition of a couple of important points:

1.	The stock market is a forward indicator, focusing on the future direction of things (the economy, the fortunes of a particular business, etc.), much more than on the here and now.

2.	The stock market has been over time a powerful wealth building venue, and on balance, has risen more than it has declined.

So, applying these underlying governing precepts to the current stock market, we certainly need to note the travails of the stock market that began in mid 2007, and then crescendoed through 2008 and into early 2009.

As our research guru friends at Leuthold & Co. point out, the extreme nature of these travails has been to invert the traditional performance relationship between stocks and bonds.

Amazingly, the stock market was so weak through the end of the first quarter of 2009, that the cumulative performance of the stock market had not only trailed that of the bond market for the past 10 years, but also had cumulative negative performance to the bond market over the past 20 years!

Furthermore, the stock market’s cumulative performance advantage to the bond market was very close to its alltime low over the past 30 and 40 years.

These are stunning statistics. Some might react to them by wanting to run out of the room; i.e., abandon the stock market. After all, don’t such statistics validate the reality that stocks have been a painful and counterproductive place to invest?

But of course there is another side to the story, one that we believe provides the more helpful and useful lesson: stocks have just had their “perfect storm.” And the storm appears to be passing.

There is a common sense relationship between stocks and bonds that sheds great light on the current situation.  Stocks are riskier than bonds. For there to be a viable stock market, investors reasonably must be able to expect a premium from stocks over bonds. Otherwise, there would be no conceivable reason to invest in stocks.

That reasonable assumption has not been borne out recently. The fact that the relationship has broken down over a 20 year cumulative period is primarily a statement of the extreme and extraordinary pressure that stocks have felt in the past year.

By all logic, this tells us that either corporate America has become permanently dysfunctional and unworthy of investment, or that there is an extreme relationship that is due to revert back to a more normal one.

MATRIX ADVISORS
VALUE FUND, INC.

We clearly believe the second alternative is the right one.

Here is what we believe is the proof of the pudding: Leuthold’s research shows that following periods of long term (10, 20, 30 and even 40 years cumulatively) of extreme underperformance, there has been a remarkable reversion back in favor of stock performance.

For example, once 20 year cumulative relative performance falls into the worst 5% of all 20 year periods (where we are now), the ensuing market performance was not only strong in absolute terms, but also was strong compared to more normative periods of relative equity performance (the other 95% of the time that stocks compare to bonds).

Annualized Performance of Stocks after Dropping into the Lowest 5% of 20 year Cumulative Returns when Compared to 20 year Bond Performance (12/31/25 – 3/31/09*)
Period of Time	Median Return	Performance of the 95% higher periods
1 Year	32.8%	11.6%
3 years	24.4%	10.8%
5 years	19.5%	10.4%
10 years	18.1%	10.8%
*    Stocks and Bonds are defined as the S&P 500 Index and 10 Year Treasuries.
  Source: Leuthold & Co., Inc. June, 2009

Therefore, while one can not pick the exact date and time, there should be a strong bias going forward in favor of stock performance over bond performance, and, by extension, a bias in favor of the absolute return of the stock market.

In fact, referring back to the study above, stocks were comfortably ahead of bonds for the 20 year period through the end of 2007. The fact that one horrific year can distort a 20 year performance relationship is not only indicative of how bad 2008 was, but also how much better the market should likely be going forward if it returns to a more normative performance posture versus bonds.

Unfortunately, many investors have drawn the conclusion, based on recent weakness, that either the stock market is to be forevermore avoided, or, even if returning to stocks someday might make sense, that one can always pick the timely moment to do so in order to benefit from equity returns.

However, as the most recent rally showed, markets have often rallied at points of maximum investor stress and disgust. Investors who understandably exited the pain of the market have missed this significant move.

Many investors “sold” the stock market at its low in order to “buy” the bond market at what might prove to be close to its top. That could prove to be a poor trade.

Recognize, please, that we are fans of bonds, as they play a crucial role in a portfolio. But in our view that role should not subsume nor replace that of stocks.

MATRIX ADVISORS
VALUE FUND, INC.

As the Leuthold research compellingly demonstrates, we believe this is not the time to give up on the stock market. Investors who have grit their teeth and endured recent weakness should be rewarded for their tenacity.

Typically we are wary of the efficacy of market timing. However, if timing ever makes sense it is at moments of extreme market behavior. Ironically, market timing today suggests investing in the stock market, not fleeing it.

The extraordinary current relationships between stock and bond performance is a powerful signal that the historically extreme weakness of stock performance should be ending. As the second quarter indicates, that weakness could be in the process of restoring itself now.

MATRIX ADVISORS
VALUE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)

Beginning Account Value (1/1/09)	$1,000.00	$1,000.00

Ending Account Value (6/30/09)	$1,108.30	$1,019.89

Expenses Paid During Period[1]	$ 5.18	$ 4.96
[1]	Expenses are equal to the Fund’s annualized expense ratio 0.99% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MATRIX ADVISORS
VALUE FUND, INC.

SECTOR BREAKDOWN
Consumer Durables	17.2%
Consumer Non-Durables	7.0%
Energy	12.6%
Finance	13.6%
Industrial	6.5%
Materials	2.5%
Medical	7.1%
Technology	31.8%
98.3%
Cash	1.7%
Total Investments	100.0%

The table above lists sector allocations as a percentage of the Fund’s total investments as of June 30, 2009.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
June 30, 2009

SHARES		VALUE

COMMON STOCKS – 98.6%

AUTO COMPONENTS: 3.1%
116,000	Johnson Controls, Inc.	$2,519,520

BANK (MONEY CENTER): 2.9%
70,400	JPMorgan Chase & Co.	2,401,344

BANK (PROCESSING): 3.0%
83,000	Bank Of New York Mellon Corp	2,432,730

BANK (SUPER REGIONAL): 2.9%
177,084	Bank of America Corp.	2,337,509

BEVERAGES: 1.1%
19,000	The Coca-Cola Co.	911,810

CABLE TELEVISION: 1.4%
82,000	Comcast Corp.	1,156,200

COMPUTER SOFTWARE AND SERVICES: 3.6%
122,000	Microsoft Corp.	2,899,940

COMPUTERS AND PERIPHERALS: 3.8%
226,000	Dell, Inc. *	3,102,980

DIVERSIFIED OPERATIONS: 3.2%
99,000	Tyco International Ltd.	2,572,020

DRUG: 2.5%
100,000	Bristol-Myers Squibb Co.	2,031,000

DRUG STORE: 3.1%
87,000	Walgreen Co.	2,557,800

ELECTRONIC COMPONENTS: 4.0%
106,000	Corning Inc.	1,702,360
85,575	Tyco International Ltd.	1,590,839
		3,293,199

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
June 30, 2009 – Continued

SHARES		VALUE

FINANCIAL SERVICES: 4.7%
52,000	American Express Co.	$1,208,480
159,000	Western Union Co.	2,607,600
		3,816,080

HOTELS/GAMING/CRUISE LINES: 2.9%
91,000	Carnival Corp.	2,345,070

HOUSEHOLD PRODUCTS: 0.8%
12,000	The Procter & Gamble Co.	613,200

HUMAN RESOURCES: 2.9%
199,000	Monster Worldwide, Inc. *	2,350,190

HYPERMARKETS & SUPERCENTERS: 2.0%
34,000	Wal-Mart Stores, Inc.	1,646,960

INTERNET: 5.5%
149,500	eBay, Inc. *	2,560,935
125,000	Yahoo! Inc. *	1,957,500
		4,518,435

MACHINERY: 0.5%
10,000	Deere & Co.	399,500

MEDIA: 3.1%
107,200	Walt Disney Co.	2,500,976

MEDICAL-BIOTECHNOLOGY: 0.6%
9,000	Genzyme Corp. *	501,030

MEDICAL SUPPLIES: 4.1%
50,000	Covidien PLC	1,872,000
24,400	Medtronic, Inc.	851,316
14,000	Zimmer Holdings, Inc. *	596,400
		3,319,716

METALS AND MINING: 2.5%
196,000	Alcoa, Inc.	2,024,680

OIL/GAS (DOMESTIC): 3.5%
53,000	Devon Energy Corp.	2,888,500

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
June 30, 2009 – Continued

SHARES		VALUE

PETROLEUM (INTEGRATED): 6.4%
39,500	Chevron Corp.	$2,616,875
62,300	ConocoPhillips	2,620,338
		5,237,213

PETROLEUM (REFINING): 2.7%
129,000	Valero Energy Corp.	2,178,810

PRINTING & PUBLISHING: 3.6%
98,000	The McGraw-Hill Companies, Inc.	2,950,780

RETAIL (SPECIAL LINES): 3.2%
130,000	Staples, Inc.	2,622,100

SECURITIES BROKERAGE: 3.3%
95,500	Morgan Stanley	2,722,705

SEMICONDUCTOR: 5.6%
97,000	Analog Devices, Inc.	2,403,661
132,000	Intel Corp.	2,184,600
		4,588,261

SEMICONDUCTOR (CAPITAL EQUIPMENT): 2.9%
141,000	Novellus Systems, Inc. *	2,354,700

TELECOMMUNICATIONS (EQUIPMENT): 3.2%
139,000	Cisco Systems, Inc. *	2,590,960

TOTAL COMMON STOCKS (Cost $95,377,970)		80,385,918

SHORT TERM INVESTMENTS: 1.7%
1,373,769	Fidelity Institutional Money Market Portfolio	1,373,769

TOTAL SHORT TERM INVESTMENTS (Cost $1,373,769)		1,373,769

TOTAL INVESTMENTS (Cost $96,751,739): 100.3%		81,759,687

LIABILITIES IN EXCESS OF OTHER ASSETS: (0.3)%		(212,883)

TOTAL NET ASSETS: 100.0%		$81,546,804

_________________
* Non-Income Producing.

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Assets and Liabilities
At June 30, 2009

ASSETS
Investments in securities, at value (cost $96,751,739)	$81,759,687
Receivables:
Securities sold	1,274,315
Fund shares sold	55,010
Dividends and interest	44,369
Prepaid expenses	12,279
Total assets	83,145,660

LIABILITIES
Payable to Advisor	53,654
Payable for investments purchased	1,348,423
Payable for Fund shares repurchased	133,105
Accrued expenses and other liabilities	63,674
Total liabilities	1,598,856

NET ASSETS	$81,546,804

Number of shares, $0.01 par value, issued
and outstanding (unlimited shares authorized)	2,544,976

Net Asset Value, Offering Price and Redemption Price Per Share	$32.04

NET ASSETS CONSIST OF:
Paid-in capital	$115,215,289
Undistributed net investment income	478,027
Accumulated net realized loss	(19,154,460)
Unrealized depreciation on investments	(14,992,052)

NET ASSETS	$81,546,804

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Operations
For the Year Ended June 30, 2009

INVESTMENT INCOME

INCOME
Dividend income	$2,021,623
Interest income	18,410
Total income	2,040,033

EXPENSES
Advisory fees	876,896
Administration fees	129,242
Shareholder servicing and accounting fees	82,548
Professional fees	39,274
Chief Compliance Officer fees	29,129
Custodian fees	21,443
Reports to shareholders	25,268
Federal and State registration fees	24,077
Directors' fees and expenses	19,377
Other expenses	8,914
Gross operating expenses	1,256,168
Less: Expense reimbursement by Advisor	(388,043)
Net expenses	868,125
Net investment income	1,171,908

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(14,019,416)
Change in net unrealized appreciation/(depreciation) on investments	(19,501,119)
Net realized and unrealized loss on investments	(33,520,535)

Net decrease in net assets resulting from operations	$(32,348,627)

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Changes in Net Assets	YEAR ENDED JUNE 30, 2009	YEAR ENDED JUNE 30, 2008

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,171,908	$1 ,525,893
Net realized gain (loss) on investments	(14,019,416)	1,027,273
Change in net unrealized appreciation/(depreciation) on investments	(19,501,119)	(34,055,448)
Net decrease in net assets resulting from operations	(32,348,627)	(31,502,282)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(698,354)	(1,569,759)
Realized gain on investments	—	(32,230,798)
Total distributions to shareholders	(698,354)	(33,800,557)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	25,494,201	28,191,961
Shares issued to holders in reinvestment of distributions	671,964	32,934,320
Shares redeemed	(33,672,767)	(103,978,738)
Redemption fees	3,053	15,432
Net decrease resulting from capital share transactions	(7,503,549)	(42,837,025)

Total decrease in net assets	(40,550,530)	(108,139,864)

NET ASSETS
Beginning of Year	122,097,334	230,237,198

End of Year (includes undistributed net investment income
of $478,027 and $705,874 respectively)	$81,546,804	$122,097,334

CHANGE IN SHARES
Shares outstanding, beginning of year	2,765,991	3,622,534
Shares sold	861,454	526,221
Shares issued to holders in reinvestment of distributions	24,750	612,178
Shares redeemed	(1,107,219)	(1,994,942)

Shares outstanding, end of year	2,544,976	2,765,991

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Financial Highlights
For a capital share outstanding throughout each year

	YEARS ENDED JUNE 30,
	2009	2008	2007		2006	2005
Net asset value, beginning of period	$44.14	$63.56	$51.89		$51.94	$54.02

Income from investment operations:
Net investment income	0.47	0.53	0.36		0.43	0.54
Net realized and unrealized
gain (loss) on investments	(12.31)	(9.77)	14.96		1.69	(1.39)
Total from investment operations	(11.84)	(9.24)	15.32		2.12	(0.85)

Less distributions:
Dividends from net investment income	(0.26)	(0.48)	(0.49)		(0.35)	(0.42)
Distributions from realized gains	—	(9.70)	(3.16)		(1.82)	(0.81)
Total distributions	(0.26)	(10.18)	(3.65)		(2.17)	(1.23)
Paid-in capital from redemption fees (Note 2)	— (a)	— (a)	—	(a)	— (a)	— (a)
Net asset value, end of period	$32.04	$44.14	$63.56		$51.89	$51.94
Total return	(26.72%)	(16.98%)	30.54%		4.09%	(1.61%)

Ratios/supplemental data:
Net assets, end of period (millions)	$81.6	$122.1	$230.2		$160.5	$240.4

Ratio of operating expenses to average net assets:
Before expense reimbursement	1.44%	1.33%	1.30%		1.32%	1.29%
After expense reimbursement	0.99%	0.99%	0.99%		0.99%	0.99%
Interest Expense	—	0.01%	0.00	%(b)	—	—

Ratio of net investment income to average net assets:
Before expense reimbursement	0.90%	0.58%	0.37%		0.27%	0.69%
After expense reimbursement	1.34%	0.92%	0.68%		0.60%	0.99%
Portfolio turnover rate	59%	43%	52%		28%	18%

__________________________
(a) less than 0.01.
(b) Interest expense was less than 0.01%

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements

NOTE 1 – ORGANIZATION
Matrix Advisors Value Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

A.        Security Valuation.
Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities listed on the NASDAQ Global Market and the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities in a foreign currency shall be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally shall be determined prior to the close of the New York Stock Exchange (the “NYSE”). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Board of Directors of the Fund. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

B.        Shares Valuation.
The net asset value (“NAV”) per share of the Fund is calculated by dividing the sumof the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s net asset value per share. The Fund will assess a 1.00% fee on redemption or exchanges of Fund shares purchased and held for 60 days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

C.        Federal Income Taxes.
The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely then not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006 – 2008), or expected to be taken in the Fund’s 2009 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.        Use of Estimates.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.        Reclassification of Capital Accounts.
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2009, the reclassifications were to increase Paid-in-Capital by $711,023, to increase Accumulated Net Realized Loss by $9,622 and to decrease Undistributed Net Investment Income by $701,401.

F.        Security Transactions, Investment Income, and Distributions.
Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

G.        Indemnification Obligations.
Under the Fund’s organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred or that would be covered by other parties.

H.        Line of Credit.
The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund’s borrowings cannot exceed the lesser of $15,000,000 or 33 1/3% of the net assets of the Fund.  During the year ended June 30, 2009, the Fund did not borrow under the line of credit.

I.        Subsequent Events.
In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (SFAS No. 165). The Fund adopted SFAS No. 165 which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, SFAS No. 165 requires an entity to disclose the date through which subsequent events have been evaluated. The Fund has evaluated subsequent events though the issuance of their financial statements on August 27, 2009.

NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the “Advisor”, “Matrix”) to serve as investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paidmonthly, of 1.00%of the Fund’s average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund’s total annual operating expenses (excluding interest and tax expenses) will not exceed 1.10% of the Fund’s average daily net assets. For the year ended June 30, 2009, the Advisor voluntarily reimbursed the Fund for expenses in excess of 0.99%. Matrix voluntarily waived $388,043. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Fund’s Board of Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

At June 30, 2009, the cumulative amount available for reimbursement that has been paid and/or waived is $1,536,057. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The advisor may recapture a portion of this amount no later than the dates stated below:

June 30,
2010	2011	2012
$582,135	$565,879	$388,043

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For the year ended June 30, 2009, U.S. Bancorp Fund Services, LLC was paid $129,242, in its capacity as Fund Administrator. U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s Custodian. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A. serves as the Fund’s principal underwriter.

An employee of U.S. Bancorp Fund Services, LLC served as the Fund’s Chief Compliance Officer until December 31, 2008. The Chief Compliance Officer receives no compensation from the Fund for his services; however, the Administrator was paid $29,129 for year ended June 30, 2009 for the services of the CCO.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the year ended June 30, 2009, are as follows:

	Purchases	Sales
Common Stock	$ 52,450,676	$ 59,711,719

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$96,828,229
Gross tax unrealized appreciation	5,504,499
Gross tax unrealized depreciation	(20,573,041)
Net tax unrealized depreciation on investments	(15,068,542)
Undistributed ordinary income	478,027
Undistributed long-term capital gains	—
Total Distributable Earnings	478,027
Other accumulated losses	(19,077,970)
Total Accumulated Earnings/Losses	$(33,668,485)

The difference between book basis and tax basis unrealized appreciation on investments is wash sale deferrals.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At June 30, 2009, Matrix Advisors Value Fund, Inc. deferred, on a tax basis, $11,084,617 of Post-October Losses, and $7,993,353 of capital loss carryover which expires June 30, 2017.

The tax character of distributions paid during the fiscal years ended June 30, 2009 and June 30, 2008 were as follows:

	June 30, 2009	June 30, 2008
Distributions Paid From:
Ordinary Income*	$698,354	$7,902,169
Long-Term Capital Gain	$—	$25,898,388
	$698,354	$33,800,557

*   For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

NOTE 6 – FAIR VALUE

Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157) establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. SFAS 157 requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below: Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157) establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. SFAS 157 requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$80,385,918	$—	$—	$80,385,918
Total Equity	80,385,918	—	—	80,385,918

Short-Term Investments	1,373,769	—	—	1,373,769
Total Investments in Securities	$81,759,687	—	—	$81,759,687

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

NOTE 7 – ACCOUNTING PRONOUNCEMENTS
In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operation and financial position. Management has evaluated the impact of SFAS 161 and determined that there is no impact to the financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Matrix Advisors Value Fund, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Matrix Advisors Value Fund, Inc. as of June 30, 2009 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matrix Advisors Value Fund, Inc. as of June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with auditing standards generally accepted in the United States of America.
TAIT WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 27, 2009

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited)

PROXY VOTING INFORMATION
The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov.

FORM N-Q DISCLOSURE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

TAX NOTICE (UNAUDITED)

The percentage of dividend income distributed for the year ended June 30, 2009, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100.00%.

The percentage of dividend income distributed for the year ended June 30, 2009 designated as qualified dividends received deduction available to corporate shareholders, is 100.00%.

Additional Information Applicable to Foreign Shareholders only:
The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

The Fund hereby designates 0.09% of its ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

DIRECTOR AND OFFICER INFORMATION
The Board of Directors is responsible for the overall management of the Fund’s business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Directors delegates the day-to-day operations of the Fund to its Officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, by calling 1-800-366-6223.
The Directors and Officers of the Fund, their business addresses and principal occupations during the past five years are:

				Number
				of Portfolios
			Principal	In Fund	Other
Name,	Position(s)		Occupation(s)	Complex	Directorships
Address,	Held with	Date	During the	Overseen	Held by
and Year of Birth	the Fund	Elected†	Past 5 Years	by Director	Director

David A. Katz, CFA 747 Third Avenue New York, NY 10017 (Born 1962)	Director; President, and Treasurer	Since 1997	Chief Investment Officer (1986 to present) and President (1990 to present) of Matrix Asset Advisors, the Fund’s Advisor, and portfolio manager of the Fund (1996 to present).	1	None

Robert M. Rosencrans * 747 Third Avenue New York, NY 10017 (Born 1927)	Director	Since 1985	Retired; formerly, President of Columbia International, Inc. (cable television developer and operator) (1984 to 2005).	1	None

T. Michael Tucker * 747 Third Avenue New York, NY 10017 (Born 1942)	Director and Chairman	Since 1997	Consultant, Carr Riggs & Ingram, LLP (2005 to present); formerly, Owner of T. Michael Tucker, a certified public accounting firm (1977 to 2005).	1	None

Larry D. Kieszek * 747 Third Avenue New York, NY 10017 (Born 1950)	Director	Since 1997	Partner of Purvis, Gray & Company, a certified public accounting firm (1974 to present).	1	None

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Number
of Portfolios
			Principal	In Fund	Other
Name,	Position(s)		Occupation(s)	Complex	Directorships
Address,	Held with	Date	During the	Overseen	Held by
and Year of Birth	the Fund	Elected†	Past 5 Years	by Director	Director

Douglas S. Altabef 747 Third Avenue New York, NY 10017 (Born 1951)	Executive Vice President and Secretary	Since 2000	Senior Managing Director of Matrix Asset Advisors, the Fund’s Advisor (1996 to present).	N/A	N/A

Steven G. Roukis, CFA 747 Third Avenue New York, NY 10017 (Born 1967)	Senior Vice President	Since 2000
Managing Director of Matrix Asset Advisors, the Fund’s Advisor (2005 to present); formerly, Director of Research, Senior Vice President-Equity Research of Matrix Asset Advisors and various other positions within research (1994 – 2005).
				N/A	N/A

Lon F. Birnholz 747 Third Avenue New York, NY 10017 (Born 1960)	Senior Vice President	Since 2006	Managing Director of Matrix Asset Advisors, the Fund’s Advisor (1999 to present).	N/A	N/A

Jordan F. Posner 747 Third Avenue New York, NY 10017 (Born 1957)	Senior Vice President	Since 2006	Managing Director of Matrix Asset Advisors, the Fund’s Advisor (2005 to present); formerly, Partner of David J. Greene & Co., an investment firm (1993 – 2005).	N/A	N/A

Laurie S. Gaeta 747 Third Avenue New York, NY 10017 (Born 1960)	Senior Vice President, Chief Compliance Officer, AML Compliance Officer	Since 2008	Director of Operations and Chief Compliance Officer, Matrix Asset Advisors, the Fund’s Advisor (2002 to present).	N/A	N/A

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Number
of Portfolios
			Principal	In Fund	Other
Name,	Position(s)		Occupation(s)	Complex	Directorships
Address,	Held with	Date	During the	Overseen	Held by
and Year of Birth	the Fund	Elected†	Past 5 Years	by Director	Director

Conall Duffin 747 Third Avenue New York, NY 10017 (Born 1975)	Assistant Vice President and Assistant Secretary	Since 2002	Marketing Associate, Matrix Asset Advisors, the Fund’s Advisor (2001 to present).	N/A	N/A

* Not an “interested person”, as that is defined by the 1940 Act.
† Directors and Officers of the Fund serve until their resignation, removal or retirement.

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Board of Directors
David A. Katz, CFA
Larry D. Kieszek
Robert M. Rosencrans
T. Michael Tucker
•
Investment Advisor
Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor
New York, NY 10017
(800) 366-6223
•
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Ste. 302
Milwaukee, WI 53212
•
Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
•
Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Ste. 100
Glendora, CA 91741
•
Independent Registered Public
Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Ste. 2400
Philadelphia, PA 19103
•
Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.
Annual Report MATRIX ADVISORS VALUE FUND, INC. June 30, 2009 747 Third Avenue, 31st Floor New York, NY 10017 Ticker Symbol: MAVFX Cusip: 57681T102

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-366-6223.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Messrs. Kieszek and Tucker are “audit committee financial expert(s)” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2009	FYE 6/30/2008
Audit Fees	$18,500	$17,500
Audit-Related Fees	--	--
Tax Fees	$2,500	$2,000
All Other Fees	--	--

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2009	FYE 6/30/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2009	FYE 6/30/2008
Registrant	--	--
Registrant’s Investment Adviser	--	--

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 2, 2004.”

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Value Fund, Inc.

By  /s/ David A. Katz
                             David A. Katz, President

Date  9/8/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ David A. Katz
                             David A. Katz, President

Date  9/8/09